UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date or Report (Date of earliest event reported): December 31, 2010

GOLD BAG, INC.

(Exact name of registrant as specified in its Charter)

Commission File No.: 000-52720

Nevada	26-4205169
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

4695 MacArthur Court, Suite 1430
Newport Beach, CA 92660

(Current Address of Principal Executive Offices)

Phone number: 949-475-9086

(Issuer Telephone Number)

(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a12)

☐	Pre-commencement communications pursuant to Rule 14d-21(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statement and Exhibits.

(a) Financial Statements of Business Acquired.

The Audited Financial Statements of Fairfields Gold S.A. de CV as of December 31, 2009 are filed as Exhibit 99.1 to this current report and are incorporated herein by reference.

The unaudited quarterly financial statements of Fairfields Gold S.A. de CV as of September 30, 2010 are filed as Exhibit 99.2 to this current report and are incorporated herein by reference.

The Audited Financial Statements of the Company as of February 28, 2010 are included in its report on Form 10-K as filed with the Securities and Exchange Commission on June 29, 2010, under file number 000-52720.

The Interim Financial Statements of the Company for the three and nine month periods ended November 30, 2010 are included in its report on Form 10-Q as filed with the Securities and Exchange Commission on  January 19, 2011, under file number 000-52720.

(b) Pro forma financial information.

Pro forma financial information is included as Exhibit 99.3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Gold Bag, Inc.

Dated: April 21, 2011	By:	/s/ Grant R. White
Grant R. White
Chief Executive Officer